INVESTOR UPDATE Third Quarter 2022

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 24 Yrs Banking: 24 Yrs FMB: 7 Yrs Banking: 19 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 14 Yrs Banking: 34 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 14 Yrs Banking: 32 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 9/30/2022 $17.7 Billion $11.7 Billion $14.4 Billion $6.6 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.19% 6.66% 16.22% 3.15% 2.01x 11.0x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.3B Largest financial services holding company headquartered in Central Indiana 122 Banking Centers 4 *Assets Under Management - $3.1 Billion 1Moody’s Credit Opinion – First Merchants Corporation, September 24, 2021, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Reported EPS of $1.08 compared to $0.98 in Q3 2021 and $0.63 in Q2 2022. Excluding Paycheck Protection Program (“PPP”) income and expenses related to the Level One acquisition, current quarter EPS was $1.12 compared to Q3 2021 of $0.87 and Q2 2022 of $1.011,2 ▪ 10.2% annualized organic loan growth on a linked quarter basis, excluding PPP loans ▪ System Integration of Level One Bank completed in August of 2022 ▪ Completed 2 branch consolidations during 3Q 2022, totaling 5 year-to-date 12.54% ROE 20.85% ROTCE ROE & ROTCE (Annualized) $63.3 Million $1.08 Per Share Net Income & EPS1 1.43% ROA 1.73% PTPP ROA ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Year-to-Date 10.14% ROE 16.22% ROTCE ROE & ROTCE (Annualized) $150.4 Million $2.62 Per Share Net Income & EPS1 1.19% ROA 1.61% PTPP ROA ROA (Annualized) Third Quarter ▪ Reported EPS of $2.62 compared to $2.92 in 2021. Excluding PPP income and expenses related to the Level One acquisition, current YTD EPS was $3.01 compared to $2.54 in 20211,2

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchasing, constructing, renovating, or refinancing a home. Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $3.1B
Loans: $2.4B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.5B
Loans: $2.2B
Northwest Indiana
Lake County Rank: 6
Lafayette MSA Rank: 2
Deposits: $3.3B
Loans: $2.1B
Columbus
Columbus MSA Rank: 12
Deposits: $0.7B
Loans: $1.4B
Indianapolis
Indianapolis MSA Rank: 7
Deposits: $2.8B
Loans: $3.6B

MSA and County ranking data per FDIC

Loan Growth Annualized[1]

	3Q22	2022 YTD
Commercial	**2.3%[2]**	**7.5%[2]**
Consumer	**21.6%**	**14.2%**
Mortgage	**48.8%**	**63.5%**
Total Loans – Adjusted	**10.2%[2]**	**13.5%[2]**

- The Commercial portfolio grew across each segment and each region in the quarter. The pace was slower than the strong 2nd quarter 13% annualized growth rate; however, the commercial pipeline remains strong at the end of September.
- Consumer loan growth increases showed continued strength in the current quarter with Private Banking, HELOC and Small Business as the key drivers. Consumer pipeline remains strong at end of September.
- On balance sheet, prime Mortgages showed continued growth as adjustable-rate options are preferred to longer term, fixed rates. Mortgage pipeline is weighted towards purchases and construction volumes.

Deposit Growth Annualized[1]

	3Q22	2022 YTD
Commercial	**(8.2)%**	**(6.9)%**
Consumer	**(6.7)%**	**(4.8)%**
Total Deposits	**(3.7)%**	**(2.4)%**

- Strategic focus on relationship pricing and margin
- The decline in balances across both segments is primarily with non-relationship orientated clients or as a result of deploying excess liquidity with their businesses or households

[1]Excluding $1.6 billion of loans and $1.9 billion of deposits acquired from Level One
[2]Excluding Change in PPP Loans

First Merchants Corporation
Helping you prosper

7

Third Quarter Financial Results

	($M except per share data)	9/30/21	12/31/21	3/31/22	6/30/22	9/30/22	Variance Linked Quarter	% Variance Linked QTR-Annualized
	Balance Sheet & Asset Quality							
1.	Total Assets	$15,060.7	$15,453.1	$15,465.3	$17,780.5	$17,719.0	($61.5)	-1.4%
2.	Total Loans	9,047.6	9,253.0	9,360.2	11,406.5	11,675.4	268.9	9.4%
3.	Investments	4,445.5	4,524.4	4,489.3	4,630.0	4,294.8	(335.3)	-29.0%
4.	Deposits	12,348.7	12,732.6	12,906.0	14,570.9	14,434.8	(136.0)	-3.7%
5.	Common Equity	1,868.1	1,912.6	1,807.6	1,977.6	1,906.7	(71.0)	-14.4%
6.	TCE Ratio	8.94%	9.01%	8.31%	7.04%	6.66%	-0.38%	
7.	Total RBC Ratio	14.02	13.92	13.85	12.73	12.84%	0.11	
8.	ACL / Loans	2.21	2.11	2.09	1.98	1.94	-0.04	
9.	NCOs / Avg Loans	-0.01	0.20	-0.03	0.01	-0.01	-0.02	
10.	NPAs + 90PD / Assets	0.35	0.29	0.33	0.30	0.29	-0.01	
	Summary Income Statement							
11.	Net Interest Income	$104.7	$101.3	$102.3	$128.7	$140.3	$11.6	36.2%
12.	Provision for Loan Losses	0.0	0.0	0.0	16.8	0.0	(16.8)	
13.	Non-interest Income	28.5	25.8	25.9	28.3	29.6	1.3	19.0%
14.	Non-interest Expense	71.4	72.4	72.3	97.3	96.4	(0.9)	-3.8%
15.	Pre-tax Income	61.8	54.7	55.9	42.9	73.5	30.7	286.0%
16.	Provision for Taxes	9.1	7.0	7.3	3.9	9.8	5.9	610.6%
17.	Net Income	52.8	47.7	48.6	39.0	63.7	24.7	253.7%
18.	Preferred Stock Dividends	0.0	0.0	0.0	0.5	0.5	0.0	
19.	Net Income Available to Common Stockholders	52.8	47.7	48.6	38.5	63.3	24.7	256.8%
20.	ROAA	1.41%	1.25%	1.26%	0.88%	1.43%	0.55%	
21.	ROAE	11.17	10.10	10.28	7.62	12.54	4.92	
22.	ROTCE	16.33	14.78	14.99	12.91	20.85	7.94	
23.	Net Interest Margin	3.20	3.04	3.03	3.28	3.55	0.27	
24.	Efficiency Ratio	51.18	53.49	52.79	58.45	53.34	-5.11	
	Per Share							
25.	Earnings per Diluted Share	$0.98	$0.89	$0.91	$0.63	$1.08	$0.45	
26.	Tangible Book Value per Share	24.31	25.21	23.26	20.45	19.26	(1.19)	
27.	Dividend per Share	0.29	0.29	0.29	0.32	0.32	0.00	
28.	Dividend Payout Ratio	29.6%	32.6%	31.9%	50.8%	29.6%	-21.2%	

For the Three Months Ended (columns 9/30/21 through 9/30/22)

3Q22 Highlights

- **53.34% Efficiency Ratio, 51.39% excluding acquisition costs[1]**
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $12.2 million over prior quarter and $41.8 million over 3Q 2021**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $77 million excluding acquisition costs,** PTPP ROA was 1.73% and PTPP ROE was 15.25%[1]
- **Declines in TCE Ratio of 0.38% and Tangible Book Value per share of 5.82%** reflect the impact of AOCI changes in equity due to market volatility

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year-to-Date Financial Results

($M except per share data)

	For the Nine Months Ended September 30,			Variance	% Variance
	2020	2021	2022	YOY	YOY
Balance Sheet & Asset Quality					
1. Total Assets	$13,737.4	$15,060.7	$17,719.0	$2,658.3	17.7%
2. Total Loans	9,247.0	9,047.6	11,675.4	2,627.8	29.0%
3. Investments	2,933.3	4,445.5	4,294.8	(150.7)	-3.4%
4. Deposits	10,906.2	12,348.7	14,434.8	2,086.1	16.9%
5. Common Equity	1,833.7	1,868.1	1,906.7	38.6	2.1%
6. TCE Ratio	9.57%	8.94%	6.66%	-2.28%	
7. Total RBC Ratio	14.38	14.02	12.84%	-1.18	
8. ALLL / Loans	1.37	2.21	1.94	-0.27	
9. NCOs / Avg Loans	0.11	0.07	-0.01	-0.08	
10. NPAs + 90PD / Assets	0.49	0.35	0.29	-0.06	
Summary Income Statement					
11. Net Interest Income	$279.8	$309.4	$371.2	$61.8	20.0%
12. Provision for Loan Losses	54.2	0.0	16.8	16.8	
13. Non-interest Income	82.4	83.5	83.8	0.3	0.4%
14. Non-interest Expense	190.9	206.8	266.0	59.2	28.6%
15. Pre-tax Income	117.2	186.1	172.3	(13.8)	-7.4%
16. Provision for Taxes	13.7	28.3	20.9	(7.4)	-26.0%
17. Net Income	103.5	157.8	151.3	(6.5)	-4.1%
18. Preferred Stock Dividends	0.0	0.0	0.9	0.9	
19. Net Income Available to Common Stockholders	103.5	157.8	150.4	(7.4)	-4.7%
20. ROAA	1.04%	1.43%	1.19%	-0.24%	
21. ROAE	7.60	11.32	10.14	-1.18	
22. ROTCE	11.47	16.65	16.22	-0.43	
23. Net Interest Margin	3.26	3.22	3.30	0.08	
24. Efficiency Ratio	50.52	50.10	54.95	4.85	
Per Share					
25. Earnings per Diluted Share	$1.91	$2.92	$2.62	($0.30)	
26. Tangible Book Value per Share	23.48	24.31	19.26	(5.05)	
27. Dividend per Share	0.78	0.84	0.93	0.09	
28. Dividend Payout Ratio	40.8%	28.8%	35.5%	6.7%	

Year-to-Date Highlights

- **54.95% Efficiency Ratio, 51.53% excluding acquisition costs**[1]
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $84.4 million or 30.5% over prior year**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $205.1 million excluding acquisition costs,** PPTP ROA was 1.61% and PPTP ROE was 13.83%[1]
- **Declines in TCE Ratio of 2.28% and Tangible Book Value per share of 20.77% reflect the impact of AOCI changes in equity due to market volatility and the acquisition of Level One**
- **PPP fee income totaled $3.1 million, a decrease of $24.1 million from prior year.**

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

▪ Net unrealized AFS Loss of $392.5 million Investment Portfolio Highlights 10 3Q22 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.3B Total Investment Portfolio Gains / LossesHighlights Realized Gains ▪ 3Q 2021 $1.7 million ▪ 4Q 2021 $0.4 million ▪ 1Q 2022 $0.6 million ▪ 2Q 2022 $0.1 million ▪ 3Q 2022 $0.4 million Unrealized AFS Loss▪ Effective duration of 6.6 years ▪ 2022/2023 roll off cash flow $260 million / ~2.20% yield ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 ▪ 49% of portfolio classified as Held-to-Maturity Municipal Bonds 58% Mortgage- Backed Securities 24% Collateralized Mortgage Obligations 6% U.S. Agencies 11% Corporate Obligations 1% $4.4 $4.5 $4.5 $4.6 $4.3 2.56% 2.51% 2.55% 2.63% 2.66% 3Q21 4Q21 1Q22 2Q22 3Q22 Investments ($B) Yield on Investments (%)

Commercial & Industrial 28.5% Commercial Real Estate Owner-Occupied 10.9% Commercial Real Estate Non-Owner Occupied 19.7% Construction Land & Land Development 7.1% Agricultural Land & Production 1.9% Public Finance/Other Commercial 7.8% Residential Mortgage 17.3% Home Equity 5.3% Other Consumer 1.5% Loan Portfolio Highlights 11 3Q22 Loan Composition Yield on Loans (%) / Total Loans ($B) $11.7B Total 3Q22 Portfolio by Yield Type Highlights Total loan rate mix as of 3Q22 • $7.7 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Loan yields remained strong at 4.76% ▪ New/renewed loan yields averaged 4.96% for the quarter compared to 3.87% in 2Q22 ▪ Acquired Level One loans totaled $1.6 billion $0.9 $0.7 $0.7$0.4$0.7$0.7 $9.0 $9.3 $9.4 $11.4 $11.7 4.07% 3.87% 3.73% 4.09% 4.76% 3Q21 4Q21 1Q22 2Q22 3Q22 Total Loans ($B) Yield on Loans (%) Fixed Rate 35% LIBOR-Based 23% Prime-Based 15% Other Variable Rates 14% SOFR-Based 13%

Allowance for Credit Losses - Loans 12 3Q22 Allowance for Credit Losses - Loans Highlights ▪ No Q3 provision expense ▪ Year-to-date provision expense of $16.8 million reflects: • $14 million for CECL Day 1 non-PCD loans • $2.8 million for Level One’s unfunded commitments ▪ The reserve for unfunded commitments totals $23.3 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $34.0 million $200.0 $195.4 $196.0 $226.3 $226.7 2.21% 2.11% 2.09% 1.98% 1.94% 3Q21 4Q21 1Q22 2Q22 3Q22 Allowance Allowance to Loans $130,648 $204,703 $195,397 $226,702 $74,055 $16,599 $751 $13,955 ALLL 12/31/2020 Day 1 CECL Adjustment ACL - Loans 1/1/2021 ACL - Loans 12/31/2021 Level One - PCD Credit Mark Net Recoveries YTD Provision Exp. YTD ACL-Loans 9/30/2022 Increase Decrease Change in ACL – Loans

Deposit Portfolio Highlights 13 3Q22 Deposit Composition Highlights $14.4B Total 1Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 97% core deposits1 • 23% non-interest bearing • ~54% yield 5 bps or less ▪ Total deposit costs increased to 0.46% • Up 23 bps from 2Q22 ▪ Acquired Level One deposits totaled $1.9 billion Demand Deposits 59% Savings Deposits 35% Certificates & Time Deposits > $100k 3% Certificates & Time Deposits < $100k 3% $12.3 $12.7 $12.9 $14.6 $14.4 0.18% 0.18% 0.13% 0.23% 0.46% 3Q21 4Q21 1Q22 2Q22 3Q22 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 3Q21 4Q21 1Q22 2Q22 3Q22 1. Net Interest Income - FTE ($millions) 110.0$ 106.9$ 108.0$ 134.8$ 146.6$ 2. Fair Value Accretion 1.5$ 1.5$ 1.0$ 3.2$ 3.2$ 3. PPP Loan Income 8.2$ 3.7$ 1.9$ 0.9$ 0.3$ 4. Adjusted Net Interest Income - FTE1 100.3$ 101.7$ 105.1$ 130.7$ 143.1$ 5. Tax Equivalent Yield on Earning Assets 3.46% 3.29% 3.23% 3.58% 4.11% 6. Interest Expense/Average Earning Assets 0.26% 0.25% 0.20% 0.30% 0.56% 7. Net Interest Margin 3.20% 3.04% 3.03% 3.28% 3.55% 8. Fair Value Accretion Effect 0.04% 0.04% 0.03% 0.08% 0.08% 9. Impact of PPP Loans 0.17% 0.08% 0.03% 0.01% 0.00% 10. Adjusted Net Interest Margin1 2.99% 2.92% 2.97% 3.19% 3.47% $110.0 $106. $108.0 $134.8 $146.6 3.20% 3.04% 3.03% 3.28% 3.55% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income - FTE ($millions) Net Interest Margin

Non-Interest Income Highlights 15 3Q22 Non-Interest Income Detail ($M) $29.6M Total Non-Interest Income Trends ($M) Fee Income / Revenue Highlights ▪ Customer-related fees totaling $22.9 million for 3Q22, declined $2.9 million from 2Q22 ▪ BOLI gain of $5.3 million was recorded and offset by $1.9 million write-down of an equity investment 20.6% 19.4% 19.3% 17.3% 16.8% $7.4 $7.1 $7.3 $7.6 $7.2 $4.0 $3.4 $2.2 $3.2 $2.5 $6.2 $6.5 $6.4 $7.7 $7.2 $4.2 $3.9 $5.7 $5.2 $4.8 $6.7 $4.9 $4.3 $4.6 $7.9 $28.5M $25.8M $25.9M $28.3M $29.6M 3Q21 4Q21 1Q22 2Q22 3Q22 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Wealth Management $7.2 24% Gain on Sale of Loans $2.5 8% Service Charges $7.2 24% Card Payment Fees $4.8 16% Gain on Sale of Securities $0.4 1% Derivative Hedge Fees $0.7 2% BOLI $6.7 23% Other Customer Fees $0.5 2%

Non-Interest Expense Highlights 16 3Q22 Non-Interest Expense Detail $96.4M Total Non-Interest Expense Trends ($M) Efficiency Ratio Highlights ▪ 3Q22 included integration costs of $3.4 million and $0.6 million of severance ▪ Core expense increased due to salaries, incentives, and marketing Salary & Benefits $56.0 58% Premises & Equipment $12.7 13% Outside Data Processing $6.8 7% Professional & Other Outside Services $4.5 5% Intangible Asset Amortization $2.3 2% Marketing $2.4 3% FDIC Expense $2.8 3% Other $8.9 9% 51.18% 53.49% 52.79% 58.45% 53.34% $43.3 $42.4 $42.5 $56.0 $56.0 $10.1 $10.6 $11.3 $13.4 $12.7 $4.8 $4.6 $4.4 $4.9 $6.8 $13.2 $14.8 $14.1 $23.0 $20.9 $71.4M $72.4M $72.3M $97.3M $96.4M 3Q21 4Q21 1Q22 2Q22 3Q22 Salary & Benefits Premises & Equipment Outside Data Processing Other 12Q22 and 3Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation 50.75%1 51.39%1

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04%8.78% ▪ Reduction in TCE due to AOCI changes in equity resulting from market volatility and cash consideration used in acquisition of Level One 8.94% 9.01% 8.31% 7.04% 6.66% 3Q21 4Q21 1Q22 2Q22 3Q22 TCE Ratio Target TCE (9.00%) Highlights 11.75% 11.68% 11.63% 10.27% 10.40% 3Q21 4Q21 1Q22 2Q22 3Q22 CET 1 Ratio Target CET1 Ratio (10.00%) 14.02% 13.92% 13.85% 12.73% 12.84% 3Q21 4Q21 1Q22 2Q22 3Q22 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio 18 Geography Loan Portfolio Trends ($M) 1Included in C&I and Sponsor above 85% of borrowers within four state Midwest geography 3Q22 Highlights Total Loans grew $291 million, 10.2% annualized, excluding PPP ▪ Residential Mortgage grew $191 million • 76% adjustable-rate mortgages • Combination of 3, 5, 7, 10, and 15 year ARM products • 80% of ARMs are 7 and 10 year • 749 average credit score ▪ Construction/Land/Land Dev. grew $83 million • Commitments $1.4 billion • Utilization 61% Q3 vs. 53% Q2 ▪ Home Equity grew $36 million 3Q21 4Q21 1Q22 2Q22 3Q22 1. Commercial & Industrial 2,125$ 2,213$ 2,283$ 2,681$ 2,703$ 2. Sponsor Finance 448 504 546 619 630 3. CRE Owner Occupied 953 984 972 1,262 1,266 4. Construction/Land/Land Dev. 522 523 553 746 829 5. CRE Non-Owner Occupied 2,150 2,136 2,073 2,423 2,299 6. Agricultural 241 246 209 215 222 7. Public Finance/Other Commercial 782 807 833 894 915 8. Total Commercial Loans 7,221 7,413 7,469 8,840 8,864 9. Residential Mortgage 1,159 1,168 1,230 1,823 2,014 10. Home Equity 531 524 513 586 622 11. Other Consumer 137 148 148 157 175 12. Total Resid. Mortgage & Consumer 1,827 1,840 1,891 2,566 2,811 13. Total Loans 9,048$ 9,253$ 9,360$ 11,406$ 11,675$ 14. Paycheck Protection Program Loans(1) 198$ 107$ 49$ 33$ 11$

Loan Portfolio Insights

Commercial

C & I



Manufacturing 19.5%
Admin Services 10.3%
Wholesale Trade 9.5%
Investment CRE 9.1%
Retail Trade 7.2%
Finance/Insur. 7.2%
Prof. Services 6.2%
Construction 5.1%
Specialty Trade 3.9%
Transp./Warehouse 3.9%

Top Industries
% of C&I loans

C & I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 40.2% in Q3, 44.5% in Q2 and 44.4% in Q1. Lower with inclusion of Level 1 commitments in Q3 (~34%)
- $607 million in Shared National Credits
- $0 dollars in operating leases
- $78 million of SBA guaranteed loans. Retained $900,000 of non-guaranteed balances related to sold SBA guaranteed loans (< 20). Acquired through acquisition.

Sponsor Finance

- $630 million to 61 companies
- Senior Debt/Adj. EBITDA Leverage < 3.0X ~ 90%
- Total Leverage/Adj. EBITDA < 4.0X ~ 86%
- FCCR > 1.50X ~ 85%
- <3% classified Substandard

Construction Finance

- $116 million Residential Construction
- $713 million CRE Construction and Land

Type	$	%
Multifamily	$455 million	64%
Student housing	$ 73 million	10%
Senior Housing	$ 10 million	1%
Office Construction	$ 14 million	2%

Mortgage & Consumer

Home Equity / Other Consumer

- > 95% of $612 million in consumer loans had a credit score exceeding 669 at origination

(excludes ~23% of loans where origination data is unavailable)

Residential Mortgage

- $1.7 billion residential mortgage loans
  - Additional $265 million of residential mortgage secured, related to commercial loan relationships
- > 90% of $1.4 billion in residential portfolio loans had a credit score at origination exceeding 669

(excludes ~18% of portfolio residential loans where origination data is unavailable)

First Merchants Corporation
Helping you prosper

19

Asset Quality 20 Asset Quality Trends ($M) 3Q22 Highlights 3Q21 4Q21 1Q22 2Q22 3Q22 1. Non-Accrual Loans 51.5$ 43.1$ 42.7$ 46.0$ 43.5$ 2. Other Real Estate 0.7 0.5 6.3 6.5 6.5 3. 90PD Loans 0.2 1.0 2.1 0.6 0.7 4. Renegotiated Loans 0.4 0.3 0.1 0.2 0.2 5. NPAs + 90PD 52.8$ 44.9$ 51.2$ 53.3$ 50.9$ 6. NPAs + 90PD/Loans and ORE 0.58% 0.49% 0.55% 0.47% 0.44% 7. Classified Loans 144.6$ 122.7$ 102.3$ 192.1$ 207.1$ 8. Classified Loans/Loans 1.60% 1.33% 1.09% 1.68% 1.77% 9. Net Charge-offs (QTD) (0.2)$ 4.6$ (0.6)$ 0.3$ (0.4)$ 10. QTD NCO/Avg. Loans (Annualized) -0.01% 0.20% -0.03% 0.01% -0.01% Strong and Stable Asset Quality ▪ NPAs + 90PD declined to 0.44% of loans and ORE • Lowest in five quarters • Non-accrual loans down $2.5 million ▪ Classified Loan/Loans at pre-pandemic levels ▪ Net recovery of $427,000 • -0.01% of average loans (annualized) • Gross charge-offs of $0.9 million with recoveries of $1.3 million ▪ Year to date net recovery of $751,000

Non-Performing Assets 21 Non-Performing Assets Roll Forward ($M) 3Q22 Highlights Strong and Stable Asset Quality ▪ Net non-accrual loans down $2.5 million • $9 million new non-accrual migration • $4.7 million senior living loan • $1 million environmental services • All other less than $500,000 • $10.7 million non-accrual loans resolved • $3.9 million grain marketing • $1.6 million architecture • $0.9 million senior living ▪ Top three non-accrual relationships total $19.5 million • Senior Living (2 relationships) • Medical Office 3Q21 4Q21 1Q22 2Q22 3Q22 1. Beginning Balance NPAs + 90PD 59.0$ 52.8$ 44.9$ 51.2$ 53.3$ Non-Accrual 2. Add: New Non-Accruals 22.6 6.4 4.4 13.1 9.0 3. Less: To Accrual/ (27.9) (9.5) (4.3) (8.9) (10.7) Payoff/Renegotiated 4. Less: To OREO (0.2) - - 0.5 0.1 5. Less: Charge-offs (0.6) (5.3) (0.5) (1.4) (0.9) 6. Non-Accrual Loans Change (6.1) (8.4) (0.4) 3.3 (2.5) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.2 - 5.8 0.5 0.1 8. Less: ORE Sold (0.1) - - (0.2) (0.1) 9. Less: ORE Losses (write-downs) - (0.2) - (0.1) - 10. ORE Change 0.1 (0.2) 5.8 0.2 - 11. 90PD Change - 0.8 1.1 (1.5) 0.1 12. Renegotiated Loans Change (0.2) (0.1) (0.2) 0.1 - 13. NPAs + 90PD Change (6.2) (7.9) 6.3 2.1 (2.4) 14. Ending Balance NPAs + 90PD 52.8$ 44.9$ 51.2$ 53.3$ 50.9$

398.9% 192.2% FRME SNL U.S. Bank Track Record of Shareholder Value 22 10-Year Total Return (2011-2021) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2011-2021: 27.3% CAGR 2011-2021: 10.1% CAGR 2011-2021: 39.7% Return on Tangible Common Equity $0.34 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $2.62 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $19.26 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $0.04 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $0.93 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 4.37% 14.04% 12.69% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 16.22% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22

$1.6 $1.8 $2.7 $3.1 $3.2 $3.2 $3.6 $3.8 $4.8 $4.5 $4.2 $4.2 $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.7 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 3Q22 History of Organic and Whole Bank Acquisition Growth 23 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 24 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data-driven industry leading client acquisition, expansion and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

25 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	3Q20	3Q21	4Q21	1Q22	2Q22	3Q22
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	1,833,656	1,868,090	1,912,571	1,807,633	1,977,641	1,906,666
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(65,468)	(39,889)	(55,113)	84,392	198,556	314,089
Less: Preferred Stock	(125)	(125)	(125)	(125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	46,308	46,546	46,606	46,665	25,000	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(566,072)	(565,221)	(564,002)	(562,887)	(743,285)	(740,780)
Less: Disallowed Deferred Tax Assets	-	(1,005)	(239)	(374)	(1,554)	(1,267)
Add: Modified CECL Transition Amount	-	34,542	34,542	23,028	23,028	23,028
Total Tier 1 Capital (Regulatory)	$ 1,248,299	$ 1,342,938	$ 1,374,240	$ 1,398,332	$ 1,454,261	$ 1,501,611
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	143,074	143,089
Allowance for Loan Losses includible in Tier 2 Capital	125,032	139,200	143,241	146,247	175,059	178,490
Total Risk-Based Capital (Regulatory)	$ 1,438,331	$ 1,547,138	$ 1,582,481	$ 1,609,579	$ 1,772,394	$ 1,823,190
Net Risk-Weighted Assets (Regulatory)	$ 10,000,878	$ 11,037,663	$ 11,369,907	$ 11,618,250	$ 13,918,947	$ 14,196,430
Total Risk-Based Capital Ratio (Regulatory)	**14.38%**	**14.02%**	**13.92%**	**13.85%**	**12.73%**	**12.84%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,248,299	$ 1,342,938	$ 1,374,240	$ 1,398,332	$ 1,454,261	$ 1,501,611
Less: Qualified Capital Securities	(46,308)	(46,546)	(46,606)	(46,665)	(25,000)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,201,991	$ 1,296,392	$ 1,327,634	$ 1,351,667	$ 1,429,261	$ 1,476,611
Net Risk-Weighted Assets (Regulatory)	$ 10,000,878	$ 11,037,663	$ 11,369,907	$ 11,618,250	$ 13,918,947	$ 14,196,430
Common Equity Tier 1 Capital Ratio (Regulatory)	**12.02%**	**11.75%**	**11.68%**	**11.63%**	**10.27%**	**10.40%**

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q20	3Q21	4Q21	1Q22	2Q22	3Q22
Tangible Common Equity Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	$ 1,833,656	$ 1,868,090	$ 1,912,571	$ 1,807,633	$ 1,977,641	$ 1,906,666
Less: Preferred Stock	(125)	(125)	(125)	(125)	(25,125)	(25,125)
Less: Intangible Assets	(574,369)	(572,323)	(570,860)	(569,494)	(753,649)	(750,713)
Tangible Common Equity (non-GAAP)	$ 1,259,162	$ 1,295,642	$ 1,341,586	$ 1,238,014	$ 1,198,867	$ 1,130,828
Total Assets (GAAP)	$ 13,737,350	$ 15,060,725	$ 15,453,149	$ 15,465,258	$ 17,780,492	$ 17,718,985
Less: Intangible Assets	(574,369)	(572,323)	(570,860)	(569,494)	(753,649)	(750,713)
Tangible Assets (non-GAAP)	$ 13,162,981	$ 14,488,402	$ 14,882,289	$ 14,895,764	$ 17,026,843	$ 16,968,272
Tangible Common Equity Ratio (non-GAAP)	**9.57%**	**8.94%**	**9.01%**	**8.31%**	**7.04%**	**6.66%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation
Helping you prosper

26

Non-GAAP

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18
Tangible Common Equity Per Share								
Total Stockholders' Equity (GAAP)	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260
Less: Preferred Stock	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)
Tax Benefit	2,224	2,249	4,973	6,085	6,278	5,930	6,788	5,017
Tangible Common Equity, Net of Tax (non-GAAP)	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368
Common Shares Outstanding	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800
Tangible Common Equity per Share (non-GAAP)	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**

	4Q19	3Q20	4Q20	3Q21	4Q21	1Q22	2Q22	3Q22
Tangible Common Equity Per Share								
Total Stockholders' Equity (GAAP)	$ 1,786,437	$ 1,833,656	$ 1,875,645	$ 1,868,090	$ 1,912,571	$ 1,807,633	$ 1,977,641	$ 1,906,666
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)	(25,125)
Less: Intangible Assets	(578,881)	(574,369)	(572,893)	(572,323)	(570,860)	(569,494)	(753,649)	(750,713)
Tax Benefit	7,257	6,292	5,989	5,153	4,875	4,615	8,692	8,197
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,214,688	$ 1,265,454	$ 1,308,616	$ 1,300,795	$ 1,346,461	$ 1,242,629	$ 1,207,559	$ 1,139,025
Common Shares Outstanding	55,368,482	53,891,733	53,922,359	53,510,745	53,410,411	53,424,823	59,059,866	59,145,414
Tangible Common Equity per Share (non-GAAP)	**$ 21.94**	**$ 23.48**	**$ 24.27**	**$ 24.31**	**$ 25.21**	**$ 23.26**	**$ 20.45**	**$ 19.26**

First Merchants Corporation
Helping you prosper

27

Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	3Q21	4Q21	1Q22	2Q22	3Q22	9/30/20 YTD	9/30/21 YTD	9/30/22 YTD
Net Income Available to Common Stockholders - GAAP	$ 52,770	$ 47,733	$ 48,586	$ 38,522	$ 63,283	$ 103,465	$ 157,798	$ 150,391
Adjustments:								
PPP loan income	(8,211)	(3,721)	(1,884)	(891)	(323)	(10,789)	(27,179)	(3,098)
Acquisition-related expenses	-	-	152	12,549	3,417	-	-	16,118
Acquisition-related provision expense	-	-	-	16,755	-	-	-	16,755
Tax on adjustment	2,013	912	425	(6,967)	(759)	2,645	6,664	(7,301)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 46,572	$ 44,924	$ 47,279	$ 59,968	$ 65,618	$ 95,321	$ 137,283	$ 172,865
Average Diluted Common Shares Outstanding	53,960	53,660	53,616	59,308	59,339	54,278	54,093	57,468
Diluted Earnings Per Common Share - GAAP	$ 0.98	$ 0.89	$ 0.91	$ 0.63	$ 1.08	$ 1.91	$ 2.92	$ 2.62
Adjustments:								
PPP loan income	(0.15)	(0.07)	(0.04)	(0.01)	-	(0.20)	(0.50)	(0.05)
Acquisition-related expenses	-	-	-	0.22	0.05	-	-	0.27
Acquisition-related provision expense	-	-	-	0.30	-	-	-	0.30
Tax on adjustment	0.04	0.02	0.01	(0.13)	(0.01)	0.05	0.12	(0.13)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 0.87	$ 0.84	$ 0.88	$ 1.01	$ 1.12	$ 1.76	$ 2.54	$ 3.01

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	3Q21	4Q21	1Q22	2Q22	3Q22	9/30/20 YTD	9/30/21 YTD	9/30/22 YTD
Net Interest Income (GAAP)	$ 104,715	$ 101,273	$ 102,280	$ 128,661	$ 140,307	$ 279,816	$ 309,407	$ 371,247
Other Income (GAAP)	28,501	25,847	25,897	28,277	29,616	82,443	83,476	83,790
Total Revenue	133,216	127,120	128,177	156,938	169,923	362,259	392,883	455,037
Less: Other Expenses (GAAP)	(71,384)	(72,436)	(72,325)	(97,313)	(96,378)	(190,869)	(206,777)	(266,016)
Add: Acquisition-Related Expenses (GAAP)	-	528	152	12,549	3,417	(111)	-	16,118
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 61,832	$ 55,212	$ 56,004	$ 72,174	$ 76,962	$ 171,279	$ 186,106	$ 205,139
Average Assets (GAAP)	$ 15,006,087	$ 15,298,655	$ 15,464,605	$ 17,778,221	$ 17,770,623	$ 13,297,789	$ 14,672,596	$ 17,012,930
Average Equity (GAAP)	$ 1,889,037	$ 1,890,229	$ 1,891,223	$ 2,021,123	$ 2,018,156	$ 1,814,471	$ 1,858,680	$ 1,977,299
Average Diluted Common Shares	53,960	53,660	53,616	59,308	59,339	54,278	54,093	57,468
PTPP/Average Assets (PTPP ROA)	1.65%	1.44%	1.45%	1.62%	1.73%	1.72%	1.69%	1.61%
PTPP/Average Equity (PTPP ROE)	13.09%	11.68%	11.85%	14.28%	15.25%	12.59%	13.35%	13.83%
PTPP/Average Diluted Common Shares	$ 1.15	$ 1.03	$ 1.04	$ 1.22	$ 1.30	$ 3.16	$ 3.44	$ 3.57

First Merchants Corporation
Helping you prosper
28

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	3Q21	4Q21	1Q22	2Q22	3Q22	3Q20 YTD	3Q21 YTD	3Q22 YTD
Non Interest Expense (GAAP)	$ 71,384	$ 72,436	$ 72,325	$ 97,313	$ 96,378	$ 190,869	$ 206,777	$ 266,016
Less: Intangible Asset Amortization	(1,463)	(1,463)	(1,366)	(2,303)	(2,303)	(4,511)	(4,284)	(5,972)
Less: OREO and Foreclosure Expenses	91	(171)	(564)	266	(328)	(1,906)	(821)	(626)
Adjusted Non Interest Expense (non-GAAP)	70,012	70,802	70,395	95,276	93,747	184,452	201,672	259,418
Net Interest Income (GAAP)	104,715	101,273	102,280	128,661	140,306	279,816	309,407	371,247
Plus: Fully Taxable Equivalent Adjustment	5,331	5,594	5,736	6,168	6,316	12,322	14,991	18,220
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	110,046	106,867	108,016	134,829	146,622	292,138	324,398	389,467
Non Interest Income (GAAP)	28,501	25,847	25,897	28,277	29,617	82,443	83,476	83,791
Less: Investment Securities Gains (Losses)	(1,756)	(358)	(566)	(90)	(481)	(9,497)	(5,316)	(1,137)
Adjusted Non Interest Income (non-GAAP)	26,745	25,489	25,331	28,187	29,136	72,946	78,160	82,654
Adjusted Revenue (non-GAAP)	136,791	132,356	133,347	163,016	175,758	365,084	402,558	472,121
Efficiency Ratio (non-GAAP)	**51.18%**	**53.49%**	**52.79%**	**58.45%**	**53.34%**	**50.52%**	**50.10%**	**54.95%**

EFFICIENCY RATIO EXCLUDING ACQUISITION-RELATED EXPENSES (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	3Q22	3Q22 YTD
Non Interest Expense (GAAP)	$ 96,378	$ 266,016
Less: Intangible Asset Amortization	(2,303)	(5,972)
Less: OREO and Foreclosure Expenses	(328)	(626)
Less: Acquisition-Related Expenses	(3,417)	(16,118)
Adjusted Non Interest Expense (non-GAAP)	90,330	243,300
Net Interest Income (GAAP)	140,306	371,247
Plus: Fully Taxable Equivalent Adjustment	6,316	18,220
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	146,622	389,467
Non Interest Income (GAAP)	29,617	83,791
Less: Investment Securities Gains (Losses)	(481)	(1,137)
Adjusted Non Interest Income (non-GAAP)	29,136	82,654
Adjusted Revenue (non-GAAP)	175,758	472,121
Efficiency Ratio Excluding Acquisition-Related Expenses (non-GAAP)	**51.39%**	**51.53%**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 YTD
Total Average Stockholders' Equity (GAAP)	$ 478,440	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$1,569,615	$ 1,814,471
Less: Average Preferred Stock	(74,181)	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(149,554)	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,963)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 254,705	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$1,069,868	$ 1,244,383
Net Income Available to Common Stockholders (GAAP)	$ 9,013	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 103,465
Less: Intangible Asset Amortization, Net of Tax	2,112	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736	3,564
Tangible Net Income (non-GAAP)	$ 11,125	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 107,029
Return on Tangible Common Equity (non-GAAP)	**4.37%**	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**11.47%**

Return on Tangible Common Equity	2020	3Q21	2021 YTD	4Q21	2021	1Q22	2Q22	3Q22	2022 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,825,135	$1,889,037	$ 1,858,680	$1,890,229	$1,866,632	$1,891,223	$ 2,021,123	$2,018,156	$ 1,977,299
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)	(25,125)	(16,792)
Less: Average Intangible Assets, Net of Tax	(569,377)	(567,852)	(567,815)	(566,616)	(567,512)	(565,476)	(745,614)	(744,069)	(685,707)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,255,633	$1,321,060	$ 1,290,740	$1,323,488	$1,298,995	$1,325,622	$ 1,250,384	$1,248,962	$ 1,274,800
Net Income Available to Common Stockholders (GAAP)	$ 148,600	$ 52,770	$ 157,798	$ 47,733	$ 205,531	$ 48,586	$ 38,521	$ 63,283	$ 150,391
Less: Intangible Asset Amortization, Net of Tax	4,730	1,156	3,384	1,156	4,540	1,079	1,820	1,819	4,718
Tangible Net Income (non-GAAP)	$ 153,330	$ 53,926	$ 161,182	$ 48,889	$ 210,071	$ 49,665	$ 40,341	$ 65,102	$ 155,109
Return on Tangible Common Equity (non-GAAP)	**12.21%**	**16.33%**	**16.65%**	**14.78%**	**16.17%**	**14.99%**	**12.91%**	**20.85%**	**16.22%**

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